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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 30, 2005

                          ONE VOICE TECHNOLOGIES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                      0-27589                    95-4714338
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

              6333 Greenwich Drive, Suite 240, San Diego, CA 92122 (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (858) 552-4466

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         On December 30, 2005, Rahoul Sharan resigned as our Chief Financial Officer to pursue other outside ventures. There was no disagreement or dispute between Mr. Sharan and our company which led to his resignation. Mr. Sharan will continue to serve as a member of our Board of Directors.

         Effective December 30, 2005, our Board of Directors appointed James Hadzicki as our Chief Financial Officer. There are no understandings or arrangements between Mr. Hadzicki and any other person pursuant to which Mr. Hadzicki was selected as an officer of our company. Mr. Hadzicki does not have any family relationship with any director, executive officer or person nominated or chosen by us to become an executive officer.

         Mr. James Hadzicki has been our Vice President of Operations since June 2002. From January 2000 to June of 2002, Mr. Hadzicki served as Director of Operations for our company. Mr. Hadzicki is actively involved in all financial, administrative and operational decisions regarding accounting, quarterly and annual audits, public filings and SEC activities. Mr. Hadzicki received a B.S. in New Venture Management / Entrepreneurial Sciences from the University of Southern California in 1984.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

     (b) PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

     (c) EXHIBITS.

         None.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ONE VOICE TECHNOLOGIES, INC.


Date: December 30, 2005                      /s/ Dean Weber
                                             ----------------------------------
                                             Dean Weber
                                             President and CEO